Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The merger of Crestwood Midstream Partners LP (“Crestwood”) and Inergy Midstream, L.P. (“Inergy Midstream”) closed on October 7, 2013. The name of the newly merged entity is Crestwood Midstream Partners LP (“Crestwood Midstream”).

These following unaudited pro forma condensed combined consolidated financial statements of Crestwood Midstream (the “pro forma financial statements”) have been prepared for illustrative purposes only and are not necessarily indicative of what the combined partnership’s condensed consolidated financial position or results of operations actually would have been had the merger (“Merger”) of Crestwood and Inergy Midstream and the issuance by Inergy Midstream of 11,773,191 common units (“Equity Offering”), which closed on September 13, 2013 and the exercise of the underwriters’ option to purchase additional shares prior to the merger on October 7, 2013 been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined consolidated financial information does not purport to project the future financial position or operating results of the combined partnership. Future results may vary significantly from the results reflected because of various factors.

The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013 reflects the Merger and Equity Offering as if they occurred on June 30, 2013 and the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013 reflect the Merger and Equity Offering as if they occurred on January 1, 2012. The pro forma financial statements reflect the following:

•	the conversion of each Crestwood common unit issued and outstanding as of the effective time of the merger (i) owned by Crestwood unitholders other than Crestwood Gas Services Holdings, LLC , Crestwood Holdings LLC (“Crestwood Holdings”) and Crestwood Gas Services GP LLC (the “Crestwood Affiliated Entities) into the right to receive $1.03 in cash and 1.0700 Inergy Midstream common units and (ii) owned by the Crestwood Affiliated Entities into the right to receive only 1.0700 Inergy Midstream common units;

•	Inergy Midstream pays all cash consideration with respect to the Merger consideration payable at the effective time other than approximately $10.4 million, which amount was funded by Crestwood Holdings;

•	payment of certain estimated non-recurring contractual financing and professional fees related to the merger;

•	payment of non-recurring fees associated with entering into a new $1 billion revolving credit facility; and

•	the Equity Offering.

Descriptions of the foregoing adjustments are presented in the notes to the pro forma financial statements provided below. The fiscal year end for the pro forma financial statements is December 31.

The pro forma financial statements were derived from and should be read in conjunction with the historical financial statements of both Crestwood and Inergy Midstream for the applicable periods indicated as filed with the Securities and Exchange Commission. The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations were derived by adjusting historical financial statements based on currently available information and, therefore, the actual adjustments may materially differ from the pro forma adjustments.

The Merger will be accounted for as a reverse acquisition of Inergy Midstream under the purchase method of accounting in accordance with FASB Accounting Standard Codification Subtopic 805—Business Combinations. The accounting for a reverse merger results in the legal acquiree (Crestwood) being the acquiror for accounting purposes. Therefore, Crestwood Midstream will account for the merger as if Crestwood acquired Inergy Midstream. The assets and liabilities of Inergy Midstream will be reflected at fair value on the balance sheet of the combined partnership. The fair value of the assets and liabilities is based on the enterprise value of Inergy Midstream as of June 19, 2013 (the date in which Crestwood and Inergy Midstream came under common control). A final determination of the purchase accounting adjustments, including the allocation of fair value to the Inergy Midstream assets and liabilities, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing such pro forma financial statements. The pro forma financial statements do not purport to present Crestwood Midstream’s financial position or the results of operations had the merger transactions actually been completed as of the dates indicated. Further, these pro forma financial statements do not reflect the effects of any cost savings or other synergies that may be achieved as a result of the Merger, are based on assumptions that Crestwood Midstream believes are reasonable under the circumstances, and are intended for informational purposes only. Moreover, the statements do not project Crestwood Midstream’s financial position or results of operations for any future date or period.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED

CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2013

(in millions)

	Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Pro Forma Adjustments		Crestwood Midstream Partners LP Pro Forma
Assets
Current assets:
Cash and cash equivalents	$0.1	$1.2	$(54.1	)(b)	$0.1
			52.9	(c)
			—
Accounts receivable	21.8	28.1	—		49.9
Accounts receivable-related party	20.8	0.6	—		21.4
Insurance receivable	3.5	—	—		3.5
Inventories	—	5.6	—		5.6
Prepaid expenses and other current assets	8.2	5.3	—		13.5

Total current assets	54.4	40.8	(1.2)		94.0
Property, plant and equipment, net	1,016.8	977.9	690.3	(a)	2,685.0
Intangible assets, net	490.5	180.3	(35.8	)(a)	650.0
			15.0	(b)
Goodwill	95.0	259.6	1,105.1	(a)	1,459.7
Other assets	23.2	2.9	24.5	(a)	50.6

Total assets	$1,679.9	$1,461.5	$1,797.9		$4,939.3

Liabilities and partners’ capital
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$34.1	$10.9	$—		$45.0
Accounts payable-related party	3.0	—	—		3.0
Accrued additions to property, plant and equipment	36.2	7.5	—		43.7
Capital leases	3.4	—	—		3.4
Deferred revenue	2.4	—	—		2.4
Current portion of long-term debt	—	2.0	—		2.0

Total current liabilities	79.1	20.4	—		99.5
Long-term debt, less current portion	778.9	735.0	5.0	(a)	1,316.6
			52.9	(c)
			(255.2	)(d)
Long-term capital leases	1.5	—	—		1.5
Asset retirement obligations	14.4	—	—		14.4
Other long-term liabilities	—	0.8	—		0.8
Partners’ capital	806.0	705.3	1,779.1	(a)	3,506.5
			(39.1	)(b)
			255.2	(d)

Total partners’ capital	806.0	705.3	1,995.2		3,506.5

Total liabilities and partners’ capital	$1,679.9	$1,461.5	$1,797.9		$4,939.3

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in millions, except unit and per unit information)

	Historical						Crestwood
	Crestwood Midstream Partners LP	Inergy Midstream, L.P. (1)	Rangeland Energy, LLC Acquisition (e)	Inergy Midstream, L.P. Pro Forma	Pro Forma Adjustments		Midstream Partners LP, As Further Adjusted
Revenues	$239.5	$189.8	$3.4	$193.2	$—		$432.7
Depreciation, amortization, and accretion expense	51.9	50.5	35.3	85.8	(16.9	)(f)	120.8
Other operating expenses	111.7	71.8	5.1	76.9	—		188.6

Operating income (loss)	75.9	67.5	(37.0)	30.5	16.9		123.3
Interest and debt expense	35.8	1.8	24.6	26.4	(0.5	)(g)	61.7
Other income	—	—	0.1	0.1	—		0.1

Income (loss) before income taxes	40.1	65.7	(61.5)	4.2	17.4		61.7
Provision for income taxes	1.2	—	—	—	—		1.2

Net income (loss)	38.9	65.7	(61.5)	4.2	17.4		60.5

Less: net income prior to initial public offering of Inergy Midstream, L.P.	—	12.9	—	12.9	—		12.9
Less: net income earned by US Salt, LLC prior to acquisition	—	7.8	—	7.8	—		7.8

Net income (loss) available to partners	$38.9	$45.0	$(61.5)	$(16.5)	$17.4		$39.8

Partners’ interest information:
General partner interest in net income	$22.2	$1.9	$—	$1.9	$—		$24.1

Total limited partners’ interest in net income (loss)	$16.7	$43.1	$(61.5)	$(18.4)	$17.4		$15.7

Net income (loss) per limited partner unit:
Basic	$0.37	$0.58		$(0.21)			$0.10

Diluted	$0.37	$0.58		$(0.21)			$0.10

Weighted average limited partners’ units outstanding (in thousands):
Basic	45,223	74,768	10,714	85,482	76,429	(h)	161,911

Diluted	45,420	74,768	10,714	85,482	76,429	(h)	161,911

Dividends declared per limited partner unit	$2.02	$1.18					$1.13	(j)

(1)	The Inergy Midstream, L.P. financial information is for the year ended September 30, 2012.

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in millions, except unit and per unit information)

	Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P. (1)	Pro Forma Adjustments		Crestwood Midstream Partners LP Pro Forma
Revenues	$143.5	$134.3	$—		$277.8
Depreciation, amortization, and accretion expense	35.1	51.1	(9.6	)(f)	76.6
Other operating expenses	71.3	62.3	—		133.6

Operating income	37.1	20.9	9.6		67.6
Interest and debt expense	22.6	18.7	(2.6	)(g)	38.7

Income before income taxes	14.5	2.2	12.2		28.9
Provision for income taxes	0.7	—	—		0.7

Net income	$13.8	$2.2	$12.2		$28.2

Partners’ interest information:
General partner interest in net income	$10.4	$4.8	$—		$15.2

Total limited partners’ interest in net income (loss)	$3.4	$(2.6)	$12.2		$13.0

Net income (loss) per limited partner unit:
Basic	$0.06	$(0.03)			$0.08

Diluted	$0.06	$(0.03)			$0.08

Weighted average limited partners’ units outstanding (in thousands):
Basic	57,400	85,907	76,429	(h)	162,336

Diluted	57,673	85,907	76,429	(h)	162,336

Dividends declared per limited partner unit	$1.02	$0.80 (i)			$0.80	(j)

(1)	The Inergy Midstream L.P. financial information presented herein for the six months ended June 30, 2013 was derived from the unaudited consolidated statements of operations for the nine months ended June 30, 2013 and the three months ended December 31, 2012.

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

CONSOLIDATED FINANCIAL STATEMENTS

(a)	Represents pro forma adjustments to reflect the Merger of Crestwood and Inergy Midstream under the purchase method of accounting. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. This Merger is accounted for as a reverse merger and the value of the acquired net assets are based on the enterprise value of the accounting acquiree / legal acquiror (Inergy Midstream). The preliminary estimate of the enterprise value, net of long term debt, of Inergy Midstream is $2,484.4 million based on a preliminary valuation report prepared as of June 19, 2013 by a third party valuation advisor. The preliminary estimates used to prepare the pro forma information presented will be updated based upon the final third party valuation advisor’s report. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma condensed combined consolidated financial statements are preliminary and subject to change, which could be material.

The preliminary allocation of the purchase price is as follows (in millions):

	Historical Net Book Value	Adjustment	Preliminary Fair Value
Current assets	$40.8	$—	$40.8
Property, plant and equipment, net	977.9	690.3	1,668.2
Intangible assets, net	180.3	(35.8)	144.5
Goodwill	259.6	1,105.1	1,364.7
Other assets	2.9	24.5	27.4
Current liabilities	(20.4)	—	(20.4)
Long-term debt	(735.0)	(5.0)	(740.0)
Other long-term liabilities	(0.8)	—	(0.8)

Total assumed purchase price	$705.3	$1,779.1	$2,484.4

(b)	Reflects a one-time payment of $25 million to Crestwood unitholders other than the Crestwood Affiliated Entities and $14.1 million of costs directly related to the Merger and $15.0 million of costs associated with the $1 billion revolving credit facility.

(c)	Reflects borrowings from Inergy Midstream’s revolving credit facility to fund the $25 million payable by Inergy Midstream to Crestwood unitholders other than the Crestwood Affiliated Entities and to fund costs directly related to the Merger transaction.

(d)	Reflects the proceeds of the Equity Offering and the utilization of such proceeds to pay down a portion of the revolving credit facility.

Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations Adjustments

(e)	Inergy Midstream acquired Rangeland Energy, LLC on December 7, 2012. These amounts have been calculated after applying Inergy Midstream’s accounting policies and adjusting the results of Rangeland Energy, LLC to reflect the depreciation and amortization that would have been charged assuming the preliminary fair value adjustments to property, plant and equipment and intangible assets had been made at the beginning of the current period. These amounts include the funding of the acquisition, which included the issuance of 10.7 million limited partner units for $225.0 million and the issuance of $500.0 million in senior notes. These amounts were used to fund the $425.0 million acquisition and pay down $300.0 million in revolver debt. The entities comprising Rangeland Energy, LLC were development stage entities (as defined by ASC Topic 915, Development Stage Entities) until commencing principal commercial operations in June 2012.

(f)	Reflects the pro forma adjustment of depreciation and amortization expense as follows (in millions):

	December 31, 2012	June 30, 2013
Eliminate historical depreciation and amortization expense	$(85.8)	$(51.1)
Pro forma depreciation and amortization expense	68.9	41.5

Pro forma adjustment to depreciation and amortization expense	$(16.9)	$(9.6)

The preliminary allocation of the purchase price includes certain customer account, tradename and non-compete intangible assets, for which the preliminary amortization periods are 9 years, 5 years and 2.5 years, respectively.

(g)	Reflects the pro forma adjustment of interest and debt expense as follows (in millions):

	December 31, 2012	June 30, 2013
Amortization of fair value adjustment to Inergy Midstream’s senior notes	$0.6	$0.3
Interest on additional borrowings to fund Merger transaction payments	0.9	0.6
Remove historical amortization of deferred financing costs	(0.8)	(2.4)
Remove historical interest expense associated with the paydown of the revolving credit facility with proceeds from the Equity Offering	(4.2)	(2.6)
Amortization of new deferred financing costs	3.0	1.5

Pro forma adjustment to interest expense	$(0.5)	$(2.6)

The amortization period relative to the fair value adjustment to Inergy Midstream’s senior notes is approximately 8 years. The interest rate assumed on the additional borrowings was 1.65% and 2.45% for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, respectively. A change of 20 basis points in the assumed rate does not result in a material change to interest expense.

(h)	Reflects the pro forma adjustment of basic and diluted earnings per share as follows (in thousands):

	December 31, 2012	June 30, 2013
Basic and diluted weighted average number of Inergy Midstream units outstanding-as reported	85,482	85,907
Inergy Midstream common units issued as merger consideration	64,656	64,656
Equity Offering	11,773	11,773

Pro forma basic and diluted weighted average number of Crestwood Midstream units outstanding	161,911	162,336

(i)	Amount of distribution per limited partner unit has been rounded. Inergy Midstream distributed $0.795 per limited partner unit for the six months ended June 30, 2013.

(j)	Reflects pro forma dividends declared per limited partner unit:

	December 31, 2012	June 30, 2013
Dividends declared (in millions) (1)	$182.9	$129.6
Pro forma weighted average limited partners’ units outstanding (in thousands)	161,911	162,336

Pro forma dividends declared per limited partner unit	$1.13	$0.80

(1)	Represents historical dividends of Crestwood and Inergy Midstream.